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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    August 23, 1999
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                        AAVID THERMAL TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   0-27308                  02-0466826
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(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)            File Number)            Identification No.)


One Eagle Square, Suite 509
Concord, New Hampshire                                       03301
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(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:    (603) 224-1117
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                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         ACQUISITION OF THERMAL MANAGEMENT BUSINESS OF BOWTHORPE PLC

         On August 23, 1999, Aavid Thermal Technologies, Inc. (the "Company") entered into a Stock Purchase Agreement by and among Bowthorpe plc, Bowthorpe B.V., Bowthorpe International Inc., Bowthorpe GmbH (collectively, "Bowthorpe") and the Company. Pursuant to the Stock Purchase Agreement, the Company will purchase the stock of the Bowthorpe subsidiaries engaged in the thermal management business for a cash purchase price of $79.5 million, subject to certain purchase price adjustments based on the acquired business' outstanding liabilities at closing and inventory at July 31, 1999. The closing of the acquisition is subject to certain customary conditions, including expiration of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and completion of the audited financial statements for the acquired business for each of the years in the three year period ended December 31, 1998. The Company intends to finance the purchase price with borrowings under a new credit facility. A copy of the Stock Purchase Agreement is attached as Exhibit 2.1 hereto, the text of which is incorporated by reference under this Item 5.

         A copy of the press release issued by the Company announcing the execution of the Stock Purchase Agreement is attached as Exhibit 99 hereto, the text of which is incorporated by reference under this Item 5.


   ACQUISITION OF AAVID THERMAL TECHNOLOGIES, INC. BY WILLIS STEIN & PARTNERS

         On August 23, 1999, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Heat Holdings Corp., a corporation newly formed by Willis Stein & Partners, II, L.P. ("Purchaser"), and Heat Merger Corp., a wholly owned subsidiary of Purchaser ("Merger Sub"). The Merger Agreement contemplates, among other things, that following approval of the Company's stockholders, Merger Sub will merge with and into the Company (the "Merger"), the Company will become a wholly-owned subsidiary of Purchaser and the Company's stockholders will receive $25.50 per share in cash. The Merger is conditioned upon, among other things, the expiration of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval of the Company's stockholders. Although the Merger is also conditioned upon the closing of the Company's acquisition of the thermal management business of Bowthorpe, the Purchaser has agreed that in the event the Company for any reason does not consummate the acquisition, it will still acquire the Company pursuant to the Merger Agreement, but at a price of $24.50 per share. In such event, either the Company or the Purchaser may elect to have the Purchaser commence a tender offer for the Company's shares. The Merger Agreement may be terminated under certain circumstances, including without limitation in connection with the Company's entering into a definitive agreement with respect to another acquisition transaction which the Company's Board of Directors has concluded in good faith, after


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consulting with its financial advisor, is more favorable to the Company's stockholders than the Merger and is reasonably capable of being financed. In such event and certain other circumstances, the Company would be obligated under the Merger Agreement to pay Purchaser a termination fee of $8.3 million. Certain of the Company's directors and executive officers, beneficially owning an aggregate of 1,275,970 shares of the Company's common stock (including 899,176 shares issuable upon exercise of outstanding options), entered into voting agreements with Purchaser pursuant to which they agreed to vote their shares in favor of the Merger. A copy of the Merger Agreement is attached as Exhibit 2.2 hereto, the text of which is incorporated by reference under this Item 5.

         A copy of the press release issued by the Company announcing the execution of the Merger Agreement is attached as Exhibit 99 hereto, the text of which is incorporated by reference under this Item 5.

         Following the public announcement of the Merger, lawsuits were filed against the Company, Willis, Stein & Partners, the Company's directors and one former director in the Court of Chancery of the State of Delaware by stockholders of the Company. The complaints allege, among other things, that the Company's directors have breached their fiduciary duties and seek to enjoin, preliminarily and permanently, the Merger and also seek compensatory damages. The stockholder plaintiffs, on behalf of the Company's public stockholders, also seek class action certification for their lawsuits.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  None

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  None

         (c)  EXHIBITS.

                  2.1 Stock Purchase Agreement by and among Bowthorpe plc, Bowthorpe B.V., Bowthorpe International Inc., Bowthorpe GmbH (collectively, "Bowthorpe") and Aavid Thermal Technologies, Inc., dated as of August 23, 1999

                  2.2 Agreement of Plan and Merger, dated as of August 23, 1999, by and among Heat Holdings Corp., Heat Merger Corp. and Aavid Thermal Technologies, Inc.

                  2.3      Form of Voting Agreement

                  99       Press Release.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AAVID THERMAL TECHNOLOGIES, INC.



Date: August 31, 1999                        By: /s/ John W. Mitchell
                                                 -------------------------------
                                             Name:  John W. Mitchell
                                             Title:  General Counsel





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                                  Exhibit Index

         2.1 Stock Purchase Agreement by and among Bowthorpe plc, Bowthorpe B.V., Bowthorpe International Inc., Bowthorpe GmbH (collectively, "Bowthorpe") and Aavid Thermal Technologies, Inc., dated as of August 23, 1999

         2.2 Agreement of Plan and Merger, dated as of August 23, 1999, by and among Heat Holdings Corp., Heat Merger Corp. and Aavid Thermal Technologies, Inc.

         2.3      Form of Voting Agreement

         99       Press Release.





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